Exhibit 10.1

                             PUT AND SALE AGREEMENT
                             ----------------------

      THIS PUT AND SALE AGREEMENT (this "Agreement"), dated as of August 17, 2005, is made and entered into by and between KNIGHT FULLER, INC., a Delaware corporation ("KF"), and OPUS INTERNATIONAL, LLC, a Maryland limited liability company ("Opus"), with reference to the following facts:

                                    RECITALS:

      WHEREAS, KF and Opus are parties to the Agreement and Plan of Merger, dated as of August 17, 2005, among KF, Opus, CenterStaging Musical Productions, Inc. ("CMPI") and the other parties identified therein (the "Merger Agreement"); and

      WHEREAS, KF owns all of the outstanding shares of capital stock (the "Stock") of PayCell, Inc., a California corporation ("PayCell"); and

      WHEREAS, KF is indebted to Opus and its affiliates and associates; and

      WHEREAS, KF and Opus agreed in the Merger Agreement to enter into an agreement under which KF, at its election, could sell to Opus, and cause Opus to purchase and acquire, all of the Stock in exchange for all indebtedness and other amounts owed by KF to Opus; and

      WHEREAS, CMPI's obligations under the Merger Agreement are conditional upon KF and Opus entering into this Agreement.

      NOW, THEREFORE, in consideration of the parties' entering into the Merger Agreement, and as a condition to CMPI's obligations thereunder, and the mutual covenants set forth herein, KF and Opus hereby agree as follows:

1.    Option to Put the Stock

      (a) Opus hereby grants to KF the right and option, at KF's election (the "Put Option"), to sell and assign to Opus, and to require Opus to purchase and acquire all (but not less than all) of the Stock, free and clear of all liens, claims and encumbrances, in consideration and in exchange for all (but not less than all) of the Debt of KF or any subsidiary of KF to Opus as of the Closing Date, including without limitation the amounts described in Schedule A to this Agreement, and all interest, fees and charges accruing on such amounts through the Closing Date (the "Opus Indebtedness"). For purposes of this Agreement, "Debt" shall mean: (i) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations);
(ii) obligations as lessee under capital leases; (iii) obligations under letters of credit issued; (iv) all obligations evidenced by bonds, debentures, notes or other similar instruments; (v) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase any item included in this definition, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (vi) all interest, fees, charges and other amounts accruing with respect to any of the foregoing.

      (b) The Put Option may be exercised by notice to Opus at any time on or before the first annual anniversary of the date of this Agreement, which notice shall set forth the date (the "Closing Date"), time and place, which shall be mutually convenient to the parties, of the closing of the sale and purchase of the Stock. At the closing, KF shall deliver to Opus one or more certificates evidencing the Stock, along with duly executed stock powers, against the delivery by Opus of: (a) all evidences of the Opus Indebtedness, marked cancelled, and (b) duly executed instruments of assignment, cancellation or termination respecting the Opus Indebtedness as KF shall reasonably request in order to fully effectuate the exchange and cancellation of the Indebtedness.

      (c) Each party shall bear and pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby. Should either party fail to purchase or sell, as the case may be, the Stock as provided herein, time being of the essence, in addition to all other rights and remedies that may be available to the other party in such event, the defaulting party shall be liable for all loss, liability, and expense incurred by the other party, including, without limitation, attorneys' fees and expenses, in connection with the proposed purchase and sale of the Stock. In addition, the parties acknowledge and agree that, in view of the reliance and change of position which must necessarily result from KF's notice of exercise of the Put Option hereunder and the fact that the damages which would result from a default by Opus in its obligation to consummate such a purchase or sale are uncertain in amount and cannot be determined with certainty, the provisions of this Agreement shall be specifically enforceable by each party.

2.    Representations and Warranties of KF

      KF hereby represents and warrants to Opus that the following are true and correct as of the date hereof and will be true and correct as of the Closing Date, if any, hereunder:

      (a) KF is, and will be, the sole legal and beneficial owner of the Stock.

      (b) Except for restrictions imposed under federal or state securities laws applicable to securities generally, there are, and will be, no restrictions on the transfer of the Stock, and KF has, and will have, the right to transfer the Stock to Opus in the event of KF's exercise of the Put Option as contemplated herein, without the consent, permission, waiver or any other act of any other person.

      (c) This Agreement constitutes, and will constitute, the legal, valid and binding obligation of KF, enforceable against KF in accordance with its terms.

      (d) The Stock is not, and will not be, subject to any liens, security interests, claims or encumbrances whatsoever.

      (e) The execution, delivery and performance of this Agreement by KF are not, and will not be, in violation of any indenture, agreement or undertaking to which KF is a party or by which KF or the Stock is bound or otherwise affected.


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

      Except for the foregoing, KF makes no representation or warranty regarding the Stock, the sale of the Stock, or the business, operations, financial condition, results of operations, assets, liabilities, rights, properties or prospects of PayCell. Without limiting the generality of the foregoing, KF makes no representation that the value equals or exceeds the amount of the Opus Indebtedness. Opus acknowledges that it is willing to enter into this Agreement, and acquire the Stock, to facilitate the closing of the transactions contemplated by the Merger Agreement and irrespective of the financial condition, results of operations and value of PayCell.

3.    Representations and Warranties of Opus

      Opus hereby represents and warrants to KF that the following are true and correct as of the date hereof and will be true and correct as of the Closing Date, if any, hereunder:

      (a) Opus is, and will be, the sole legal and beneficial holder of the Indebtedness and has not, and will not have, sold, transferred, assigned, conveyed, pledged or hypothecated any of the Indebtedness, or any interest therein, directly or indirectly, to any person.

      (b) This Agreement constitutes, and will constitute, the legal, valid and binding obligation of Opus, enforceable against Opus in accordance with its terms.

      (c) The execution, delivery and performance of this Agreement by Opus are not, and will not be, in violation of any indenture, agreement or undertaking to which Opus is a party or by which Opus or any of the Indebtedness is bound or affected.

      (d) Schedule A truly and accurately describes all Debt of KF or any subsidiary of KF to Opus or any of Opus's affiliates as of the date of this Agreement, including without limitation the principal amount, the rate of interest, the maturity date, payment requirements, other fees and charges that may become payable, and other material terms of such indebtedness. Except as set forth in Schedule A, neither KF nor any subsidiary of KF has any Debt to Opus or any affiliate of Opus, whether absolute or contingent, liquidated or unliquidated, or matured or unmatured.

4. Release. Opus, on behalf of itself and its affiliates, successors and assigns (collectively, the "Opus Parties"), hereby releases, remises, acquits and forever discharges, and agrees to indemnify and hold harmless, KF and its subsidiaries and their successors and assigns, (collectively, "KF Parties"), from and against any and all claims, demands, obligations, causes of action, debts, expenses, damages, judgments, orders and liabilities of whatever kind or nature, in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, matured or unmatured, and whether concealed or hidden, which the Opus Parties now own or hold or have at any time heretofore owned or held or had, or may at any time own or hold or have, relating to Debt of any KF Party.

5.    Survival of Representations and Warranties

      (a) The representations and warranties of the parties contained in this Agreement shall survive the Closing Date.

      (b) Each party shall indemnify, reimburse, defend and hold harmless the other party and its affiliates, successors or assigns for any and all direct or indirect claims, losses, liabilities, damages (including special and consequential damages), costs (including court costs) and expenses, including all reasonable attorneys' fees and expenses arising from or in connection with
(i) any breach or inaccuracy of any representation or warranty of such party, whether such breach or inaccuracy exists or is made on the date of this Agreement or as of the Closing Date, or (ii) any breach of or noncompliance by such party of or with any covenant or agreement contained in this Agreement or in any other agreement or instrument delivered in connection herewith.


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

6.    Miscellaneous

      (a)   All  notices  or  communications   hereunder  shall  be  in  writing
(including facsimile or similar writing) addressed as follows:

To Opus:                            Opus International, LLC
                                    190 North Canon Drive, Suite 420
                                    Beverly Hills, California 90210
                                    Attention: Managing Member
                                    Facsimile No: (818) 762-1302

with a copy (which shall not        Kenneth G. Eade, Esq.
constitute notice hereunder) to:    190 North Canon Drive, Suite 420
                                    Beverly Hills, California 90210
                                    Facsimile No: (805) 456-0122

To KF:                              c/o CenterStaging Musical Productions, Inc.
                                    3407 Winona Avenue
                                    Burbank, California 91504
                                    Attention: Howard Livingston
                                    Facsimile No.:  (818) 848-4016

with a copy (which shall not        Troy & Gould Professional Corporation
constitute notice hereunder) to:    1801 Century Park East
                                    Los Angeles, California 90067
                                    Attention:  Alan B. Spatz, Esq.
                                    Facsimile No:  (310) 789-1431

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one business day after being deposited with a next-day courier, postage prepaid, or
(iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

      (b) If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation and any assignment in violation hereof shall be null and void.


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

      (d) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (e) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

      (f)   This Agreement  represents the entire  agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

      (g) This Agreement shall be construed, interpreted and governed in accordance with the laws of California, without reference to rules relating to conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los
Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

      (h) If any action or proceeding, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief, which may be awarded.

      (i) No person or entity other than the parties hereto is an intended beneficiary of this Agreement or any portion hereof.

      (j) This Agreement may be amended or supplemented only in a writing signed by KF and Opus.

      (k) No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    KNIGHT FULLER, INC.

                                    By: /s/ Ronald Pienaar
                                        -----------------------------
                                        Name:  Ronald Pienaar
                                        Title: President

                                    OPUS INTERNATIONAL, LLC

                                    By: /s/ Stephen Hallock
                                        -----------------------------
                                        Name:  Stephen Hallock
                                        Title: Managing Member


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

                                    GUARANTEE

      The undersigned hereby unconditionally guarantees to Knight Fuller, Inc. and its successors and assigns the due and punctual payment and performance of each and every obligation of Opus International, LLC evidenced by the foregoing Agreement and any other document executed thereby pursuant thereto.


                                    /s/  ZIRK ENGELBRECHT
                                    ---------------------------------
                                    ZIRK ENGELBRECHT

                                   Schedule A

                           Description of Indebtedness

KF is indebted to Opus in the principal amount of $857,601.18. The loan is payable on demand and bears no interest.


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